SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[x]     Preliminary Proxy Statement     [ ]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           Elcom International, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         (Company Letterhead and Logo)

                                            November 12, 2001



To the Stockholders of Elcom International, Inc.:

     You are cordially invited to attend a Special Meeting of the Stockholders of Elcom International, Inc. to be held at 10 a.m. (EDT), on December 19, 2001, at the Occasions Banquet Facility, 1369 Providence Highway, Norwood, Massachusetts.

     At the Special Meeting, you will be asked to vote on two proposals. You will first be asked to approve a proposal to amend Elcom International, Inc.s Second Restated Certificate of Incorporation in order to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares. In addition, in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), you will be asked to vote on a proposal for the potential issuance and sale in a private placement of up to $25,000,000 of equity securities which, by their terms, may represent twenty percent or more of the issued and outstanding shares of common stock (or securities convertible into common stock, including any shares issuable upon conversion) and/or twenty percent or more of the voting power of Elcom International, Inc. outstanding before such issuance, which are the thresholds requiring shareholder approval pursuant to Nasdaq Marketplace Rule 4350(i)(1)(D). Your Board of Directors has unanimously approved the increase in authorized shares and the issuance and sale of shares in a potential private placement. In order for management to maintain maximum flexibility in the capital markets, your board of directors urges you to vote in favor of each of these proposals.

     The attached materials consist of a Notice of Meeting of Stockholders and a Proxy Statement describing the increase in authorized shares and the potential issuance and sale of shares in a private placement of the securities of Elcom International, Inc. You are urged to read all of these materials carefully.

     The Board of Directors has fixed the close of business day on November 6, 2001 as the record date for the Special Meeting. Only the stockholders of record on that date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

     It is important that your shares be represented at the Special Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided as soon as possible. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of Elcom International, Inc., I would like to thank you for choosing to be a stockholder of our Company. We appreciate your continued support and confidence.

                                            Sincerely yours,

                                            /s/ Robert J. Crowell

                                            Robert J. Crowell
                                            Chairman and Chief Executive Officer

                           ELCOM INTERNATIONAL, INC.
                  10 Oceana Way, Norwood, Massachusetts 02062

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 19, 2001

     NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the Special Meeting) of Elcom International, Inc. (the Company) will be held at the Occasions Banquet Facility, 1369 Providence Highway, Norwood, Massachusetts, on December 19, 2001 at 10 a.m. (EDT), for the following purposes:

     1. To approve and adopt a proposal to amend the Companys Second Restated Certificate of Incorporation in order to increase the number of authorized shares of the Companys common stock, par value $.01 per share (the Common Stock), from 50,000,000 to 100,000,000;

     2. To approve, for the purpose of complying with Nasdaq Marketplace Rule 4350(i)(1)(D) (or any similar amended, revised or alternative rule), the potential issuance and sale in a private placement of twenty percent or more of the Companys Common Stock (or securities convertible into Common Stock, including the issuance of any securities upon conversion thereof) and/or twenty percent or more of the Companys voting power outstanding prior to such issuance as further described in this Proxy Statement; and

     3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Holders of record of shares of Common Stock as of the close of business on November 6, 2001 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

     It is important that your shares be represented at the Special Meeting. For that reason we ask that, whether or not you attend the Special Meeting, you promptly sign, date and mail the enclosed proxy card in the return postage paid envelope provided. Stockholders who attend the Special Meeting may revoke their proxies and vote in person.

     The Board of Directors of the Company unanimously recommends that stockholders vote for the increase in the authorized shares of Common Stock and for the approval, in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), of the Companys potential sale of more than twenty percent of its outstanding shares or voting power in a private placement.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ Peter A. Rendall

                                    Peter A. Rendall
                                    Secretary

Norwood, Massachusetts,
November 12, 2001

                           ELCOM INTERNATIONAL, INC.
                  10 Oceana Way, Norwood, Massachusetts 02062

                                PROXY STATEMENT
                      Mailed on or about November 12, 2001

        SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2001
                              --------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share, of Elcom International, Inc. (the Common Stock), a Delaware corporation (the Company), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at a Special Meeting of Stockholders of the Company (the Special Meeting) to be held at 10 a.m. on December 19, 2001, and any adjournments or postponements of the Special Meeting. The time, place and purposes of the Special Meeting are stated in the Notice of Special Meeting of Stockholders, which accompanies this Proxy Statement.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the proxy, it will be voted FOR the proposal to approve and adopt an amendment (the Amendment) to the Companys Second Restated Certificate of Incorporation (the Certificate of Incorporation) to increase the number of authorized shares of the Companys Common Stock, and FOR the approval, in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), of the issuance and sale in a private placement of twenty percent or more of the Companys Common Stock (or securities convertible into Common Stock, including the issuance of any securities upon conversion thereof) and/or twenty percent or more of the Companys voting power outstanding prior to the issuance of such securities (the Potential Private Placement). A stockholder may revoke a proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company or by delivery of a duly executed proxy bearing a later date.

     The costs of soliciting proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Companys Directors, officers and employees, without additional compensation, may solicit proxies by telephone, mail and personal interview. The Company also has retained Georgeson Shareholder to assist in solicitation of proxies for a fee estimated to be $6,000, plus reasonable out-of-pocket expenses.

     The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on November 6, 2001. On that date, there were _______________ shares of Common Stock of the Company outstanding and entitled to vote. The Companys Certificate of Incorporation does not provide for cumulative voting rights, and each share of Common Stock is entitled to one vote.

     At the Special Meeting, the inspectors of election appointed by the Board of Directors for the Special Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Companys By-Laws, the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. The shares represented at the Special Meeting by proxies, which are marked abstain, will be counted as shares present for the purpose of determining whether a quorum is present.

Under applicable rules, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Pursuant to such rules, brokers that do not receive instruction are not entitled to vote with respect to the proposal to approve and adopt the Amendment or the proposal to approve the Potential Private Placement. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum. Broker non-votes, however, are not counted as being both present and entitled to vote for purposes of determining whether the proposal relating to the Potential Private Placement has been approved and will have no effect on the outcome of this proposal and any other proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote. Abstentions will have the same effect as a vote against the proposal relating to the Potential Private Placement. A favorable vote of the shares representing a majority of the total number of shares of Common Stock of the Company issued and outstanding as of the record date is required to approve and adopt the Amendment. Abstentions and broker non-votes will have the same effect as a vote against the proposed Amendment.

     Unless otherwise directed, the persons named in the accompanying proxy will vote FOR the approval and adoption of the Amendment and FOR the approval of the Potential Private Placement.

     All other questions and matters brought before the Special Meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or represented by proxy at the Special Meeting, unless otherwise provided by law or by the Certificate of Incorporation or By-Laws of the Company. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against such proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and therefore, will have no effect on the outcome of any such proposal.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth the beneficial ownership of Common Stock as of October 23, 2001 by (i) each person who was (a) the Companys chief executive officer during the fiscal year ended December 31, 2000, and (b) the other four most highly compensated executive officers for the fiscal year ended December 31, 2000 (collectively, the Named Executive Officers), (ii) each Director of the Company, (iii) all Directors and executive officers as a group, and (iv) each person or group known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock. All information with respect to beneficial ownership has been furnished by the respective Director or executive officer, or 5% beneficial holder, as the case may be. Unless otherwise indicated below, each stockholder named below has sole voting and investment power with respect to the number of shares set forth opposite his or its respective name.

                                        Number of Shares         Percentage of
                                      Beneficially Owned (2)    Common Stock (2)
Directors and Executive Officers (1)
      Robert J. Crowell(3)                   5,382,806                16.5
      William W. Smith(4)                       23,332                 *
      John W. Ortiz(4)                          35,332                 *
      Richard J. Harries, Jr. (4)               33,332                 *
Other Named Executive Officers
      Peter A. Rendall (4)                     250,147                 *
      John E. Halnen (5)                       426,138                 1.4
      Paul J. Mueller (4)                       41,750                 *

      Scott M. Soloway (4)                      51,750                 *
All Directors And Executive Officers
  as a Group (8 Persons)(6)                  6,244,587                18.6%

Other 5% Beneficial Owners
  James Rousou                               1,621,471                 5.3%
    * Less than 1%.

(1) For purposes hereof, the address of the Companys Directors and executive officers is the same as that of the Company: 10 Oceana Way, Norwood, Massachusetts 02062.

(2) In accordance with Securities and Exchange Commission (the Commission) rules, each beneficial owners holdings have been calculated assuming full exercise of outstanding options and warrants to acquire Common Stock which are exercisable by such owner within 60 days after October 23, 2001, while assuming no exercise of outstanding options and warrants covering Common Stock held by any other person.

(3) Mr. Crowell is Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Crowell's Common Stock ownership is comprised of 3,251,442 shares which he owns directly; 188,401 shares held in a revocable trust for the benefit of one of Mr. Crowells daughters, for which Mr. Crowell serves as Trustee; 121,616 shares held by the Crowell Educational Foundation with respect to which Mr. Crowell shares voting and dispositive power; and 1,821,347 shares which he has the right to acquire within 60 days after October 23, 2001 through the exercise of stock options. As of October 23, 2001, 449,051 of these stock options were exercisable at prices above $1.78, the closing price of the Companys shares on that date.

(4) All of the Common Stock beneficially owned by such person is comprised of shares which he has the right to acquire within 60 days after October 23, 2001 through the exercise of stock options. As of October 23, 2001, 255,000 of stock options were exercisable at prices above $1.78, the closing price of the Companys shares on that date.

(5) Mr. Halnens Common Stock ownership is comprised of 800 shares held in an Individual Retirement Account and 425,338 shares which he has the right to acquire within 60 days after October 23, 2001 through the exercise of stock options. As of October 23, 2001, 278,500 of these stock options were exercisable at prices above $1.78, the closing price of the Companys shares on that date.

(6) Includes 2,682,328 shares of Common Stock which the Directors and executive officers of the Company have the right to acquire within 60 days after October 23, 2001 through the exercise of stock options. As of October 23, 2001, 982,551 of these stock options were exercisable at prices above $1.78, the closing price of the Companys shares on that date.


                                   PROPOSAL 1

                 PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO
                THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

     The Companys Certificate of Incorporation currently provides for authorized capital stock consisting of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share (the Preferred Stock). The Board of Directors has the authority to fix the rights, privileges, preferences and restrictions of any series of Preferred Stock as it may designate. Currently, no shares of Preferred Stock are issued and outstanding.

     On September 4, 2001, the Board of Directors unanimously approved, subject to stockholder approval, an amendment (the Amendment) to its Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares. The text of the proposed Amendment is attached to this Proxy Statement as Exhibit A.

Purpose and Effect of the Amendment

     The proposed increase in the number of authorized shares of Common Stock has been deemed advisable by the Board of Directors in order to, among other purposes, provide additional authorized shares which may be issued in connection with the Potential Private Placement, which is further described under Proposal 2 below. In addition, the Amendment will provide authorized but unissued shares for issuance from time-to-time for such other proper corporate purposes as may be determined by the Board of Directors, without further action or authorization by the stockholders. Such other corporate purposes may include, without limitation, the declaration of stock splits and/or stock dividends, the acquisition of other companies or the issuing of shares for compensatory purposes, including upon exercise of options under employee benefit plans.

     As of September 30, 2001, 30,865,937 shares of Common Stock were issued and outstanding. As of the same date, an aggregate of 10,908,778 stock options were issued and outstanding under all of the Companys stock option plans which had previously been approved by the stockholders, and an aggregate of 1,415,731 shares of Common Stock were reserved for future grants under such plans. In addition, on June 11, 2001, the Board of Directors approved and adopted the Companys 2002 Stock Option Plan, pursuant to which options may be granted for 1,800,000 shares of Common Stock. As of September 30, 2001, an aggregate of 1,352,900 options were issued and outstanding under this plan. The ratification, approval and adoption of the 2002 Stock Option Plan will be voted on by the stockholders at the 2002 Annual Meeting of Stockholders.

     The Company also has issued warrants for the purchase of its Common Stock. In June 1995, the Company issued warrants to purchase 750,000 shares of Common Stock in connection with the acquisition of Lantec (the Lantec Warrants) and, as of September 30, 2001, 82,500 of the Lantec Warrants remained outstanding and exercisable until June 2005 at $4.75 per share. On July 19, 1999, the Company issued warrants to Wit Soundview Group, Inc. (Wit Soundview) to purchase 353,418 shares of Common Stock at $28.71 per share in connection with the Companys engagement of Wit Soundview as its investment and strategic advisor. As of September 30, 2001, all of the Wit Soundview warrants, which expire on December 30, 2002, are outstanding and exercisable. In addition, on December 30, 1999, the Company signed a Structured Equity Line Flexible Financing Agreement (the Equity Line) with Cripple Creek Securities (Cripple Creek). The Company has reserved 750,000 shares of Common Stock for issuance pursuant to the warrants that may be issuable to Cripple Creek (the Cripple Creek Warrants) in connection with the Equity Line financing. As of September 30, 2001, no Cripple Creek Warrants have been issued. The equity line will expire in December 2001 at which point Cripple Creek is entitled to receive 150,000 warrants all but a small amount of which are priced at 120% of the average closing stock price for the five trading days preceding the termination of the agreement. The remaining warrants will be priced at 120% of the average price paid by Cripple Creek for the Common Stock purchased under the Equity Line.

     The proposed increase in the number of authorized shares of Common Stock should not have an immediate effect on the rights of the holders of presently outstanding shares of Common Stock. However, an issuance of shares of equity securities consisting of Common Stock or securities convertible into Common Stock, such as the issuance in a private placement, may affect the current stockholders in a number of ways, including the following:

     -    diluting the voting power of the current holders of Common Stock;

     - diluting the market price of the Common Stock, to the extent that the shares of Common Stock issued in the Potential Private Placement, or in any other issuance, are issued and sold at prices below the fair market value of the Common Stock or, if the issuance consists of equity securities convertible into Common Stock, to the extent that the securities provide for the conversion into Common Stock at prices that could be below the fair market value of the Common Stock;

     - diluting the earnings per share and book value per share of the outstanding shares of Common Stock; and

     - making the payment of dividends on Common Stock potentially more expensive.

In addition, the increase in authorized but unissued shares of Common Stock may have an incidental anti- takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of the Company. The increase in authorized shares discourages the possibility of, or renders more difficult, certain mergers, tender offers or proxy contests.

     If the proposed Amendment is approved by the stockholders at the Special Meeting, the Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amendment is not conditioned upon the approval of the Potential Private Placement, or the consummation thereof. If the proposed Amendment is approved, all or any part of the authorized but unissued shares may be issued following such approval without further approval from the stockholders, except to the extent required by law or the policies of the Nasdaq National Market, for those purposes and on such terms as the Board of Directors may determine to be appropriate. With the exception of the approval being solicited by the Board of Directors in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), if required for the Potential Private Placement, the Company is not currently subject to any law or Nasdaq policy which would require further stockholder approval prior to the issuance of shares of Common Stock.

No Appraisal Rights

     Under Delaware law, stockholders are not entitled to appraisal rights with respect to this proposal.

Required Vote and Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR the proposal. The affirmative vote of the stockholders having a majority of the voting power of all outstanding shares of the Common Stock, entitled to vote at the Special Meeting, is required to approve the proposed Amendment. The Companys executive officers and members of the Board of Directors have indicated their non-binding intention to vote shares with respect to which they have voting power FOR the approval of the proposal. The persons named in the accompanying proxy or their substitutes will vote such proxy FOR this proposal unless it is marked otherwise. Abstentions and broker non-votes will have the same effect as a vote against the proposed Amendment.

                                   PROPOSAL 2

       APPROVAL PURSUANT TO NASDAQ MARKETPLACE RULE 4350(i)(1)(D) FOR THE
                     POTENTIAL ISSUANCE AND SALE OF SHARES

     The Company has retained a placement agent to potentially place up to $25,000,000 of securities of the Company which may be comprised of the Companys Common Stock, preferred securities convertible into Common Stock, any other securities of the Company, or a combination thereof. Nasdaq Marketplace Rule 4350(i)(1)(D) requires stockholder approval prior to the sale or issuance or potential issuance of securities equal to twenty percent or more of the common stock (or securities convertible into common stock) or twenty percent or more of the voting power of the Company outstanding before the issuance if the sale price of the securities is less than the greater of the book or market value of the securities. In order to comply with the possible application of this Nasdaq rule, the Company is seeking stockholder approval for the issuance and sale of shares in the Potential Private Placement. The following is a summary of the reasons for the Potential Private Placement. The summary is offered for informational purposes to the Companys stockholders in connection with the proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

Summary

     The Company intends to raise capital needed to provide funding for its operations and sales and marketing initiatives, as well as for general working capital purposes. In addition to its eBusiness initiatives, the Company has completed its recently announced transition from its traditional model whereby it historically recorded the sales of information technology (IT) products on a gross revenue basis, to one where it acts as a sales agent pursuant to the Companys agreement with a subsidiary of Tech Data Corporation (Tech Data), the Companys logistics and fulfillment outsourcing partner in the U.S. The previously announced outsourcing agreement with Tech Data allows the Company to hold virtually no inventory or IT product accounts receivable in the U.S., thereby reducing associated risks. This outsourcing agreement creates a new and highly scalable virtual model for the Company in the U.S. The Company is now offering its remotely-hosted electronic procurement and electronic marketplace technologies to prospective customers at no charge in return for a minimum amount of purchases of IT products which are processed directly through the Companys electronic procurement system which interfaces electronically to Tech Data. The Company receives transaction fees from Tech Data which are related to the gross profit on each sale. While the initial implementation of this arrangement commenced in February 2001 and customer transitions have been accomplished, the Company requires capital to fund its operations and to promote its outsourcing model to prospective customers and to continue developing, marketing, and selling its suite of PECOS electronic procurement and electronic marketplace solutions. In order to meet these capital needs, the Company has sought financing from various sources and determined that an equity investment through the issuance and sale of equity or convertible securities would most likely provide the greatest value to the stockholders and to fund its operations while implementing its new organizational model and strategic goals.

On January 10, 2001, the Company retained a financial advisor to examine various strategic and financing alternatives, including a possible initial public offering or spin-off of its elcom, inc. subsidiary. Despite the efforts of the Company and its advisor, the condition of the financial and capital markets in general were not receptive at that time. Hence, with its new organizational model and eBusiness initiatives, the Company is actively pursuing a Potential Private Placement through its placement agent and it also may consider sales directly to venture capital or other select institutional investors. Given the uncertainty of the ultimate sales price for securities placed in any such private placement and the percentage of the Companys currently outstanding Common Stock that may be sold, the sale of shares in the Proposed Private Placement could result in the issuance of twenty percent or more of the outstanding voting stock of the Company and/or twenty percent or more of the voting power prior to the Potential Private Placement and such sale also may be for less than the greater of the book value or the market value of the shares. Therefore, the Company is seeking stockholder approval because the potential issuance and sale of shares may trigger the threshold requiring approval under Nasdaq Marketplace Rule 4350(i)(1)(D). The Company believes that the current capital market environment requires management to maintain maximum flexibility in order to be able to timely consummate any potential capital-raising transaction without undue delay.

     Subject to stockholder approval, the Board of Directors has approved the issuance and sale in a private placement of up to $25,000,000 of the Companys Common Stock or preferred securities or other securities convertible into Common Stock. The amount of securities to be offered, as well as other terms of the securities, such as, if applicable, the dividend or interest rates, conversion prices, voting rights, redemption prices and maturity dates are the topic of continuing discussions between the Company and the Placement Agent (and maybe directly with any potential purchaser). If securities convertible into Common Stock are issued in a Potential Private Placement and such securities, at the time of issuance constitute twenty percent or more of the Companys securities and/or twenty percent or more of the Companys voting power outstanding prior to such issuance, then stockholder approval of the Potential Private Placement also will constitute approval of the issuance of shares of Common Stock upon conversion of such securities, and no additional approval will be solicited. The Company cannot guarantee that this or any private placement will be completed (or if so, what the timing and the terms may be) and, accordingly, cannot be certain that it will receive any proceeds from the Potential Private Placement.

     It is expected that the shares of stock to be offered and sold in a Potential Private Placement will not be registered under the Securities Act of 1933, as amended (the Securities Act), or under the securities laws of any state or foreign country. The shares will be offered and sold in reliance on Section 4(2) of the Securities Act or another applicable exemption, including reliance on applicable rules promulgated by the Commission under the Securities Act.

Use of Proceeds

     The net proceeds from the sale of securities in the Potential Private Placement, after deducting any selling commissions owed to the Placement Agent, will be used by the Company to provide funding for its operations, including research and development of its technology and sales and marketing initiatives, as well as for working capital and other general corporate purposes.

Effect of a Potential Private Placement upon Existing Stockholders

     The Potential Private Placement, if consummated, would be likely to result in a significant increase in the number of shares of securities of the Company, consisting either of Common Stock or securities convertible into or exercisable for Common Stock. In addition to the possible effects previously outlined in Purpose and Effect of the Amendment on pages 4 and 5 of this Proxy Statement, stockholders should consider the following possible effects of the Potential Private Placement:

     - upon the issuance of shares of Common Stock or the conversion into shares of Common Stock of the equity securities issued in the Potential Private Placement, the current stockholders will own a smaller percentage of the outstanding Common Stock of the Company;

     - if preferred stock or another senior security is issued in the Potential Private Placement, the holders of the shares of such preferred stock or senior security may: (i) have a claim against the Companys assets that is senior to the holders of Common Stock in the event of the Companys liquidation or bankruptcy, (ii) be entitled to payment of dividends which takes priority over the payment of dividends, if any, to the holders of the Companys Common Stock, and/or (iii) have other substantial rights and preferences; and

     - potential dilution in the market price of the Companys shares as a result of issuances of shares of Common Stock at prices below the current market price, such as an issuance that may occur in the Potential Private Placement, could cause the market price of the Companys shares to decline below $1.00. The Companys shares traded below $1.00 for nine days during September 2001 and if, after January 1, 2002, the bid price of the Companys shares is below $1.00 for thirty consecutive trading days, the Company could be subject to delisting from the Nasdaq.


No Appraisal Rights

     Under Delaware law, stockholders are not entitled to appraisal rights with respect to this proposal.

Required Vote and Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR the proposal. The Board of Directors believes that the issuance and sale of equity securities in the Potential Private Placement would be the financing alternative most likely to provide the greatest value to the stockholders and allow the most flexibility to the Company in pursuit of its strategic goals. The management and members of the Board of Directors of the Company have indicated their non-binding intention to vote all the shares with respect to which they have voting power FOR approval of the potential issuance and sale of equity securities in the Potential Private Placement in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D). The affirmative vote of the stockholders having a majority of the voting power of all outstanding shares of the Common Stock, present and entitled to vote at the Special Meeting, is required to approve the proposal. The persons named in the accompanying proxy or their substitutes will vote such proxy FOR this proposal unless it is marked otherwise. Abstentions will have the same effect as a vote against the proposal. Broker non- votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to come before the Special Meeting other than those set forth in the Notice of Special Meeting of Stockholders. If other matters, however, properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

                           DATE TO SUBMIT STOCKHOLDER
                       PROPOSALS FOR 2002 ANNUAL MEETING


     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2002 must do so no later than December 6, 2001. To be eligible for inclusion in the 2002 Annual Meeting proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Companys proxy materials for the 2002 Annual Meeting of Stockholders, unless the Company receives notice of such proposal(s) prior to February 19, 2002.

     You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Special Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ Peter A. Rendall

                                    Peter A. Rendall
November 12, 2001                   Secretary

                                   Exhibit A

   Form of Proposed Amendment to Second Restated Certificate of Incorporation

     The Second Restated Certificate of incorporation of the Corporation is hereby amended by deleting in its entirety Article FOURTH, Section 1 and substituting in lieu thereof the following:

     "The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000), consisting of One Hundred Million (100,000,000) shares of common stock, par value $.01 per share (the Common Stock), and Ten Million (10,000,000) shares of preferred stock, par value $.01 per share (the Preferred Stock)."

                           ELCOM INTERNATIONAL, Inc.
                                     PROXY
               SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 19, 2001

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby nominates, constitutes and appoints Robert J. Crowell and Peter A. Rendall, and each of them individually, with full power of substitution, the attorney, agent and proxy of the undersigned, to vote all common stock of Elcom International, Inc. (the Company) which the undersigned is entitled to represent and vote at the Special Meeting of Stockholders of the Company to be held at the Occasions Banquet Facility, 1369 Providence Highway, Norwood, Massachusetts on December 19, 2001 at 10 a.m. (EDT) and at any and all adjournments or postponements of such meeting, as fully as if the undersigned were present and voting at the meeting, with the understanding that if no directions are given below, said shares of stock will be voted FOR the proposal to approve and adopt an amendment to the Companys Second Restated Certificate of Incorporation to increase the number of authorized shares of the Companys common stock, par value $.01 per share (the Common Stock), from 50,000,000 to 100,000,000 and FOR the proposal to approve, in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), the potential issuance and sale in the Potential Private Placement of twenty percent or more of the Companys Common Stock (or securities convertible into Common Stock, including the issuance of any securities upon conversion thereof) and/or twenty percent or more of the Companys voting power outstanding prior to the issuance of such securities.

     The undersigned hereby acknowledges receipt of (i) the Notice of Special Meeting of the Stockholders of the Company and (ii) the accompanying Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK WILL BE REPRESENTED AT THE MEETING.

Please mark all votes with an X.

1. To approve and adopt an amendment to the Companys Second Restated Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares:


        __  FOR       __  AGAINST       __  ABSTAIN

                      (PROXY -- Continued from other side)

2. To approve, in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D), the potential issuance and sale in a private placement of twenty percent or more of the Companys Common Stock (or securities convertible into Common Stock, including the issuance of any securities upon conversion thereof) and/or twenty percent or more of the Companys voting power outstanding prior to such issuance, as further described in the accompanying Proxy Statement:


        __  FOR       __  AGAINST       __  ABSTAIN

3. In their discretion, to act upon any other matter or matters which may properly come before the meeting.

                    Dated:________________________________________________, 2001
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.


      Please sign, date and return promptly in the accompanying envelope.